SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant      [X]

Filed by a Party other than the Registrant      [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

NATIONWIDE VARIABLE INSURANCE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:
[ ]	Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid: _______________________________________

	2)	Form, Schedule or Registration Statement No.: _______________________________________

	3)	Filing Party: _______________________________________

	4)	Date Filed: _______________________________________

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 1-18-102
Columbus, Ohio 43215
800-848-0920

NVIT J.P. MORGAN LARGE CAP GROWTH FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on: [March 12], 2025

To the shareholders of the NVIT J.P. Morgan Large Cap Growth Fund (the “Fund”), a series of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Fund:

NOTICE IS HEREBY GIVEN that the Trust will hold a Special Meeting of Shareholders (the “Meeting”) for the Fund, which will be held on [March 12], 2025, at [9:00 a.m.] Eastern Time, at One Nationwide Plaza, Columbus, Ohio 43215, for the following purposes:

1.	To approve a change in the classification of the Fund from diversified to non-diversified by eliminating the Fund’s related fundamental investment policy; and

2.	To vote on any other business that may properly come before the Meeting or any adjournment(s) thereof.

Shareholders of record of the Fund as of the close of business of the New York Stock Exchange on [December 20, 2024], are entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof.  Each share of the Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to each matter presented at the Meeting.

The Fund issues and sells its shares to separate accounts of Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”). The separate accounts hold shares of the Fund, which serves as an investment allocation option under variable life insurance policies or variable annuity contracts (“Variable Contracts”) that are issued by Nationwide Life and other Participating Insurance Companies. As an owner of the assets held in the separate accounts, each of Nationwide Life and the other Participating Insurance Companies is a shareholder of the Fund and is entitled to vote its shares of the Fund. However, the Trust has been informed that each of Nationwide Life and the other Participating Insurance Companies vote outstanding shares of the Fund in accordance with the instructions received from the owners of the Variable Contracts (the “Contract Owners”). This Notice is expected to be delivered by Nationwide Life and the other Participating Insurance Companies to Contract Owners who do not invest directly in or hold shares of the Fund, but who, by virtue of their ownership of the contracts or policies, have a beneficial interest in the Fund as of the record date, so that, with respect to special meetings of shareholders, they may instruct Nationwide Life and the other Participating Insurance Companies, as applicable, how to vote the shares of the Fund underlying their contracts or policies.

Instead of attending and voting at the Meeting, you may choose to vote and return the Proxy Card (or voting instruction form) or vote by telephone or through the Internet.  Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting.  If you have returned the Proxy Card (or voting instruction form) or voted by telephone or through the Internet and are present at the Meeting, you may change the vote specified in the proxy at that time.  However, attendance at the Meeting, by itself, will not revoke a previously tendered proxy.  Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card (or voting instruction form) by mail in the enclosed postage-paid envelope provided or by voting by telephone or over the Internet.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment(s) thereof.

If you would like more information or have any questions, please call the Trust at 800-848-0920. In addition, the Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to shareholders of the Fund, upon request, which request may be made either by writing to the Trust at One Nationwide Plaza, Mail Code 1-18-102, Columbus, Ohio 43215 or by calling the Trust at 800-848-0920.

By Order of the Board of Trustees of the Trust,

Stephen R. Rimes
Secretary, Nationwide Variable Insurance Trust

[__________], 2025

Your vote is important.  To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card (or voting instruction form), sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card (or voting instruction form).  Please vote your proxy regardless of the number of shares owned.  You may revoke your proxy at any time at, or before, the Meeting or vote during the Meeting, as provided in the attached Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON [March 12], 2025

The Notice of Special Meeting of Shareholders and Proxy Statement
are available on the Internet at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/.

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 1-18-102
Columbus, Ohio 43215
800-848-0920

PROXY MATERIALS

NVIT J.P. Morgan Large Cap Growth Fund

To the shareholders of the NVIT J.P. Morgan Large Cap Growth Fund (the “Fund”), a series of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Fund:

A Special Meeting of the Shareholders of the Fund will be held at One Nationwide Plaza, Columbus, Ohio 43215 on [March 12], 2025 at [9:00 a.m.] Eastern Time (the “Meeting”). You are being asked to consider and approve a proposal (the “Proposal”) to change the classification of the Fund from diversified to non-diversified. This package contains information about the Proposal, which includes the Notice of Meeting, Proxy Statement and Proxy Card (or voting instruction form) to be used for voting.

The Board of Trustees of the Trust (the “Board”), including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended, has unanimously approved the Proposal described in the following pages.  The Board recommends unanimously that you vote FOR the Proposal.  Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly.  To cast your vote, simply complete the Proxy Card (or voting instruction form) enclosed in this package.  Be sure to sign and date the card before mailing it in the postage-paid envelope.  You also may vote your shares by telephone or over the Internet.  Simply call the toll-free number or visit the website indicated on your Proxy Card (or voting instruction form) and follow the recorded or online instructions.  Your vote is extremely important, no matter how large or small your holdings may be.  It is important that your vote be received by the date of the Meeting.

Shareholders and owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting.

If you have any questions before you vote, please call the Trust at 800-848-0920.  You also may receive a telephone call from the Fund’s proxy solicitor, Broadridge Financial Solutions, Inc., asking you to vote your shares.  Thank you in advance for considering this Proposal and for promptly returning your Proxy Card (or voting instruction form).

TELEPHONE AND INTERNET VOTING
For your convenience, you also may be able to vote by telephone or over the Internet, 24 hours a day.  If your account is eligible, separate instructions are enclosed.

Table of Contents

IMPORTANT SHAREHOLDER INFORMATION	6
Who is asking for my vote?	6
What proposal am I being asked to vote on?	6
What is the difference between a diversified fund and a non-diversified fund?	6
Why am I being asked to vote to change the classification of the Fund from diversified to non-diversified at this time?	7
How would approval of the Proposal impact the day-to-day management of the Fund?	7
What will happen if shareholders do not approve the Proposal?	7
Has the Board approved the Proposal?	7
Who will pay the expenses of the Proposal?	7
How many votes am I entitled to cast?	7
How do I vote my shares?	8
How do I sign the Proxy Card/voting instruction form?	8
How can I find more information on the Proposal?	8

THE PROPOSAL: TO APPROVE A CHANGE TO THE CLASSIFICATION OF THE FUND FROM DIVERSIFIED TO NON-DIVERSIFIED BY ELIMINATING THE FUND’S RELATED FUNDAMENTAL INVESTMENT POLICY	9

VOTING INFORMATION	11
Who is entitled to vote?	11
What constitutes a quorum?	11
What happens if a quorum is not present?	11
What vote is required to approve the Proposal?	12
What happens if shareholders of the Fund do not approve the Proposal?	12
How do I ensure my vote is accurately recorded?	12
How will the shareholder voting be handled?	13
May I revoke my proxy or voting instruction?	13
What other matters will be voted upon at the Meeting?	13
What other solicitations will be made?	14
Who will pay the expenses of the Proposal?	14
How do I submit a shareholder proposal?	14

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE	15

MORE INFORMATION ABOUT THE TRUST	15
The Trust	15
The Investment Managers	15
Administration, Transfer Agency and Fund Accounting Services	16
Distributor	16
Custodian	16

PROXY CARD	17

IMPORTANT SHAREHOLDER INFORMATION
Following is a brief overview of the proposal to be voted upon at the Meeting by shareholders of the Fund; the owners of variable life insurance policies or variable annuity contracts (“Variable Contracts”) are entitled to give voting instructions to the shareholders of the Fund.  Your vote is important.  Please read the full text of the Proxy Statement, which you should retain for future reference.  If you need another copy of the Proxy Statement, please call the Trust at 800-848-0920 (toll-free).  We appreciate your decision to invest with the Trust and we look forward to helping you achieve your financial goals.

The Fund issues and sells its shares to separate accounts of Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”). The separate accounts hold shares of the Fund, which serves as an investment allocation option under the Variable Contracts that are issued by Nationwide Life and other Participating Insurance Companies. As an owner of the assets held in the separate accounts, each of Nationwide Life and the other Participating Insurance Companies is a shareholder of the Fund and is entitled to vote its shares of the Fund. However, the Trust has been informed that each of Nationwide Life and the other Participating Insurance Companies vote outstanding shares of the Fund in accordance with the instructions received from the owners of the Variable Contracts (the “Contract Owners”). For the limited purpose of this Proxy Statement, the terms “shareholder,” “you” and “your” refer to Variable Contract owners, as beneficial owners of Fund shares, and to Nationwide Life and the other Participating Insurance Companies as the direct owners of Fund shares, as well as any other direct shareholders of the Fund, unless the context otherwise requires.

Who is asking for my vote?
The Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) is requesting your vote at the Special Meeting of Shareholders (the “Meeting”) of NVIT J.P. Morgan Large Cap Growth Fund (the “Fund”) to be held on [March 12], 2025, or any adjournments thereof.

What proposal am I being asked to vote on?
You are being asked to consider and approve a proposal (the “Proposal”) to change the classification of the Fund from diversified to non-diversified by eliminating the Fund’s related fundamental investment policy.  Because the investment policy is “fundamental,” shareholder approval is required to eliminate it.

What is the difference between a diversified fund and a non-diversified fund?

As explained more fully below, the Fund is currently classified as a “diversified” fund and has a fundamental policy of being classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which may not be changed or eliminated without shareholder approval. A “diversified” fund may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer.  Up to 25% of a fund’s total assets may be invested without regard to these limitations.  Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.  In contrast, the 1940 Act defines a “non-diversified” fund as a fund other than a diversified fund, and places no single-issuer limits on the fund due to that classification.

Why am I being asked to vote to change the classification of the Fund from diversified to non-diversified at this time?
The Fund is currently classified as a diversified fund and has a related investment policy on diversification.  As a result, the Fund is limited in its ownership of securities of single issuers.  In contrast to the Fund, the Fund’s benchmark index (Russell 1000 Growth Index) (the “Index”) is not limited by the 1940 Act diversification requirement.  Over the past several years, certain stocks of technology-related issuers contained in the Index have experienced significant increases in their market capitalizations.  As a result, the Index has become much more concentrated at the individual stock level.  The level of the Index’s concentration coupled with the limitations placed on a diversified fund can, at times, constrain the Fund’s ability to fully achieve target exposures to individual securities and limit its ability to invest above 5% in certain issuers. These constraints force the Fund’s portfolio to be underweight to at least some of the top holdings in the Index, even if the Fund’s subadviser finds them to be attractive investment opportunities.  This limitation can ultimately inhibit the opportunity for the Fund to implement its principal investment strategy and can hinder its ability to outperform its benchmark or non-diversified peer funds with otherwise similar investment strategies, on a risk-return basis.  Shareholder approval of the Proposal would allow the Fund to operate as a non-diversified investment company, which would provide the Fund’s subadviser with additional investment flexibility and the potential to enhance the Fund’s performance.

How would approval of the Proposal impact the day-to-day management of the Fund?

While approval of the Proposal would provide the Fund’s subadviser with greater long-term flexibility in executing its investment strategy by allowing increased exposures to certain holdings, and may allow for the potential for greater risk, it is not otherwise expected to affect the way the Fund is currently managed.  The investment objective and principal investment strategies for the Fund will not change due to approval of the Proposal and the subadviser currently intends to manage the Fund using the substantially similar risk and volatility guidelines it has used in managing the Fund while it was classified as diversified.  In addition, while the Fund’s fundamental investment policy on diversification would be eliminated, all other fundamental investment policies will remain unchanged.

What will happen if shareholders do not approve the Proposal?
If shareholders do not approve the Proposal, the Fund will remain a diversified fund and retain its current fundamental investment policy on diversification.

Has the Board approved the Proposal?
Yes.  At a meeting of held on December 11, 2024, the Board unanimously approved the Proposal and recommends that you vote to approve the Proposal.

Who will pay the expenses of the Proposal?
The costs of the Proposal, including the costs associated with the solicitation of proxies in connection with the Meeting, will be paid by Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser.

How many votes am I entitled to cast?
As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of the Fund that you own at the close of business on the New York Stock Exchange on the record date.  The record date is [December 20], 2024.

How do I vote my shares?
You can vote your shares:

(1)	by completing and signing the enclosed Proxy Card (or voting instruction form) and mailing it in the enclosed postage-paid envelope; or

(2)	over the Internet or telephone by following the voting procedures described on the Proxy Card (or voting instruction form).

If you specify a vote for or against the Proposal, your proxy will be voted as you indicate.  If you choose to abstain from voting, it will have the same effect as a vote against the Proposal. If you simply sign, date, and return the Proxy Card or voting instruction form, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal.  If you need any assistance, or have any questions regarding the Proposal or on how to vote your shares, please call the Trust at 800-848-0920 (toll-free).

How do I sign the Proxy Card/voting instruction form?
Please sign exactly as your name appears on the Proxy Card (or voting instruction form).  When shares are held by joint tenants, at least one holder should sign.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

How can I find more information on the Proposal?
If you would like more information or have any questions regarding the Proposal, please call the Trust at 800-848-0920. In addition, the Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to shareholders of the Fund, upon request, which request may be made either by writing to the Trust at One Nationwide Plaza, Mail Code 1-18-102, Columbus, Ohio 43215 or by calling the Trust at 800-848-0920.

PROXY STATEMENT

SPECIAL MEETING OF THE SHAREHOLDERS OF
NVIT J.P. Morgan Large Cap Growth Fund (a series of Nationwide Variable Insurance Trust) TO BE HELD ON [March 12], 2025

This Proxy Statement solicits proxies to be voted at a Special Meeting of the Shareholders (the “Meeting”) of the NVIT J.P. Morgan Large Cap Growth Fund (the “Fund”), a series of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”).  The Meeting has been called by the Board of Trustees of the Trust (the “Board”) to vote on the proposal (the “Proposal”), as more fully described below.  At the Meeting, shareholders of the Fund will be asked to approve a change the classification of the Fund from diversified to non-diversified by eliminating the Fund’s related fundamental investment policy.  If shareholders of the Fund vote to approve the Proposal, the Fund may operate as a non-diversified investment company.  The principal office of the Trust is One Nationwide Plaza, Mail Code 1-18-102, Columbus, Ohio 43215.  You can reach the offices of the Trust by telephone by calling 800-848-0920.  The Proxy Statement also is available on the internet at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/.

The Meeting will be held at One Nationwide Plaza, Columbus, Ohio 43215 on [March 12], 2025, at [9:00 a.m.] Eastern Time. The Board, on behalf of the Fund, is soliciting this proxy.  This Proxy Statement will first be sent to shareholders on or about [January 10], 2025.
This Proxy Statement is also being furnished by Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) to owners of variable annuity contracts and variable life insurance policies (collectively, “Variable Contracts”) having contract values allocated to a sub-account of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Fund.

For purposes of this Proxy Statement, the terms “you,” “your,” and “shareholder” refer to both owners of Variable Contracts (“Contract Owners”) who invest in a Fund through their Variable Contracts as well as to Nationwide Life or other Participating Insurance Companies.

THE PROPOSAL: TO APPROVE A CHANGE TO THE CLASSIFICATION OF THE FUND FROM DIVERSIFIED TO NON-DIVERSIFIED BY ELIMINATING THE FUND’S RELATED FUNDAMENTAL INVESTMENT POLICY
The Investment Company Act of 1940, as amended (the “1940 Act”), a federal statute regulating the operations of mutual funds, requires mutual funds to be classified either as “diversified” or “non-diversified,” and a classification as a diversified fund is considered to be a fundamental investment policy.  A fundamental investment policy cannot be changed or eliminated without shareholder approval.

Currently, the Fund is classified as a diversified investment company and, pursuant to the diversification requirements of the 1940 Act, and therefore has a fundamental investment restriction in place stating that the Fund may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations.  Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.  In contrast, a non-diversified fund is not subject to this limitation under the 1940 Act and therefore can invest a greater percentage of its assets in fewer issuers.

Although the Fund is an actively managed fund, and not an index fund, the Fund’s subadviser expects the Fund to invest in the top holdings of the Russell 1000 Growth Index (the “Index”), the Fund’s benchmark index.  The Fund’s subadviser may underweight or overweight such holdings relative to the Index based on its evaluation of those companies.  The Fund’s current diversification classification limits its ability to invest above 5% in certain issuers and forces the Fund’s portfolio to be underweight at least some of the top holdings in the Index, even if the Fund’s subadviser finds them to be attractive investment opportunities.  As a result, the Fund’s subadviser may be prohibited from being equal to or overweight relative to the Index in these top holdings.

In contrast to the Fund, benchmark indexes are not limited by the 1940 Act diversification requirement.  Over the past several years, certain stocks of technology-related issuers contained in the Index have experienced significant increases in their market capitalizations.  As a result, the Index has become much more concentrated at the individual stock level.  For example, as of June 30, 2024, 49% of the Index was represented by five stocks that each have a greater than 5% weight.  This level of index concentration coupled with the limitations placed on a diversified fund can, at times, constrain the Fund’s ability to fully achieve target exposures to individual securities.

In selecting investments for the Fund, the Fund’s subadviser considers the stocks in the Index as potential investments, in accordance with the Fund’s principal investment strategy. Due to the 1940 Act diversification requirement, at various times the Fund must underweight at least some of these holdings relative to their weights in the Index even if the subadviser finds them to be attractive investment opportunities. The diversification classification forces the Fund to be underweight the Index’s top holdings, meaning the subadviser cannot choose to equal or overweight positions relative to the Fund’s benchmark even if, in accordance with the Fund’s investment objective and principal investment strategy, the subadviser determines that they represent the best available investment opportunity. This limitation can ultimately inhibit the opportunity for the Fund to implement its principal investment strategy and can hinder its ability to outperform its benchmark or non-diversified peer mutual funds with otherwise similar investment strategies, on a risk-return basis. The subadviser believes reclassifying the Fund as a non-diversified company is in the best interests of the Fund and its shareholders because the non-diversified classification will provide the subadviser with additional investment flexibility and the potential to enhance the Fund’s performance.

While approval of the Proposal would provide the subadviser with greater long-term flexibility in executing the Fund’s investment strategy by allowing increased exposures to certain holdings, it is not otherwise expected to affect the way the Fund is currently managed. The investment objective and principal investment strategies for the Fund will not change due to approval of the Proposal. In addition, while the Fund’s fundamental investment policy on diversification would be eliminated, all other fundamental investment policies will remain unchanged.

A non-diversified fund may hold larger positions in fewer securities and financial instruments than other funds that are diversified; as a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return than if the Fund were to invest more broadly.  As a non-diversified investment company, the Fund may be subject to additional principal risks including: (i) increased volatility, and (ii) the increased risk that the performance of a single stock in the portfolio will have a large impact on the performance of the entire portfolio due to the presence of fewer portfolio holdings to offset the price movement of such single stock.

If shareholders approve the Proposal, the Fund may operate as a non-diversified company or, in the subadviser’s discretion, it may not, subject to the best interests of the Fund and its shareholders. However, if a Fund does not operate as a non-diversified company for three consecutive years following shareholder approval, the 1940 Act rules will require the Fund to be automatically re-classified as a diversified company. This would require the Fund to seek shareholder approval again to operate as a non-diversified company.

The 1940 Act diversification requirements are separate and apart from the diversification requirements that the Fund complies with in order to qualify for special tax treatment as set forth in Subchapter M and Section 817(h) of the Internal Revenue Code. This Proposal does not in any way affect the Fund’s intent to comply with the diversification requirements of Subchapter M or Section 817(h). As a non-diversified company, the percentage of the Fund’s assets invested in any single issuer would not be limited by the 1940 Act, but would remain subject to Subchapter M’s and Section 817(h)’s broader diversification requirements.

At a meeting of the Board held on December 11, 2024, NFA informed the Board of the subadviser’s concerns about the concentration of issuers in the Index and its ability to manage the Fund effectively in light of the Fund’s diversification classification.  NFA further advised the Board that eliminating the Fund’s fundamental investment restriction regarding diversification of investments requires approval by a majority of the Fund’s outstanding voting securities, as defined in Section 2(a)(42) of the 1940 Act (a “1940 Act Majority Vote”).  The 1940 Act Majority Vote requires the affirmative vote of the lesser of either (i) 67% of the Fund’s voting securities present at a shareholder meeting, either in person or by proxy, as long as more than 50% of the Fund’s outstanding voting securities are present; or (ii) more than 50% of the Fund’s outstanding voting securities.  The Board, having considered the information provided by NFA, approved the proposal to eliminate the Fund’s fundamental investment restriction regarding diversification of investments so that the Fund may operate as a “non-diversified” fund, subject to shareholder approval of the Proposal.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” THE PROPOSAL

VOTING INFORMATION
Who is entitled to vote?
Only shareholders of record of the Fund at the close of business on [December 20], 2024 (the “Record Date”) will be entitled to vote at the Meeting.  As of the Record Date, there were [_________] outstanding shares of the NVIT J.P. Morgan Large Cap Growth Fund entitled to vote at the Meeting.

What constitutes a quorum?
With respect to actions to be taken by the shareholders of the Fund on the matters described in this Proxy Statement, the presence in person or by proxy of 40% of the outstanding shares entitled to vote on the Proposal (generally Nationwide Life and the Participating Insurance Companies) at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting. Abstentions will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter and will have the same effect as a vote “against” the Proposal.

What happens if a quorum is not present?
If, in the unlikely event that quorum is not present at the Meeting, in-person or by proxy, as described above, then a majority of the votes cast by shareholders of the Fund present in-person or by proxy at the Meeting may adjourn the Meeting. If a quorum is present but sufficient votes to approve the Proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in-person or by proxy at the Meeting to be adjourned. The Meeting also may be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment at their discretion.

What vote is required to approve the Proposal?
The Proposal must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting duly called if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

With respect to Nationwide Life and Participating Insurance Company separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of the Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of the Fund alone would not be sufficient to approve the Proposal. Each share of the Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners also will be permitted to revoke previously submitted voting instructions in accordance with instructions contained in this Proxy Statement.

What happens if shareholders of the Fund do not approve the Proposal?
If shareholders of the Fund vote against the Proposal, the Fund will continue to be classified as a “diversified” fund and the Fund’s related fundamental investment policy will remain in place.

How do I ensure my vote is accurately recorded?
Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote at that time or you may complete, sign, date and return the Proxy Card (or voting instruction form). If you own shares of the Fund on the Record Date, a Proxy Card (or voting instruction form) is included with this Proxy Statement. You also can provide voting instructions by telephone by calling the toll-free number on the Proxy Card (or voting instruction form) or by going to the Internet address provided on the Proxy Card (or voting instruction form) and following the instructions. Please complete the Proxy Card (or voting instruction form), or if you vote by telephone or over the Internet, please vote on the Proposal. Your voting instructions must be received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

The persons named as proxies on the enclosed form of proxy will vote the shares of the Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal to which the proxy relates. If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life and each Participating Insurance Company, as applicable, will consider the voting instruction’s timely receipt as an instruction to vote FOR the Proposal.

How will the shareholder voting be handled?
Only shareholders of record of the Fund at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies as described above in the section entitled “What happens if a quorum is not present?”

This Proxy Statement also is being furnished in connection with the solicitation of voting instructions by Nationwide Life and Participating Insurance Companies from Contract Owners having contract values allocated to a subaccount of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Fund.

The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of “broker non-votes.” Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.  Generally, broker non-votes will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the proposal.  However, it is the Trust’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matter expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.

Nationwide Life and each Participating Insurance Company, as the shareholders of record of all of the Trust’s shares, will vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received by Nationwide Life or the Participating Insurance Company, as applicable, even in instances where a broker would be prevented from exercising discretion.

May I revoke my proxy or voting instruction?
Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting at that time.

Contract Owners may revoke previously submitted voting instructions given to Nationwide Life or their Participating Insurance Company at any time by (i) submitting to Nationwide Life or the Participating Insurance Company subsequently dated voting instructions, (ii) delivering to Nationwide Life or the Participating Insurance Company a written notice of revocation, or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the Proxy Card (or voting instruction form). Variable Contract Owners should contact Nationwide Life (or such other Participating Insurance Company) for further information on how to revoke voting instructions, including any applicable deadlines. To contact Nationwide Life, please call toll-free at 1-800-848-6331.

What other matters will be voted upon at the Meeting?
The Board does not intend to bring any matters before the Meeting with respect to the Fund other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting with respect to the Fund by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of the Board.

What other solicitations will be made?
This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be paid as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, facsimile transmission or other electronic media, or personal contacts. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of NFA and its affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to solicit proxies and voting instructions from brokers, banks, other institutional holders or Contract Owners, as applicable, at an anticipated estimated cost of $[______], including out-of-pocket expenses, which will be borne by NFA as described below. Fees and expenses may be greater, depending on the effort necessary to obtain shareholder votes or voting instructions. The Trust also has agreed to indemnify Broadridge against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. Contract Owners also may receive a telephone call from a representative of Broadridge if their voting instructions have not yet been received.

In all cases in which a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, or zip code, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation. The representative will follow the same procedure when soliciting voting instructions telephonically from Contract Owners.

Who will pay the expenses of the Proposal?
The costs of the Proposal (excluding brokerage costs), including the costs associated with the solicitation of proxies in connection with the Meeting, will be paid by NFA.

How do I submit a shareholder proposal?
The Trust is not required to, and does not intend to, hold regular annual shareholder meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholder meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934, as amended. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE
On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Fund, or any class thereof.

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth below, owned of record 5% or more of the outstanding shares of any class of the Fund.  Except as noted, the Trust has no knowledge of beneficial ownership.

Fund Name/Class	Number of Outstanding Shares of Fund	Total Ownership of Shares	Percent of Ownership	Shareholder Name/Address
NVIT J.P. Morgan Large Cap Growth Fund – Class Y

MORE INFORMATION ABOUT THE TRUST
The Trust
The Trust is an open-end management investment company formed under the laws of the State of Delaware by an Amended and Restated Declaration of Trust dated October 28, 2004, as most recently amended and restated on June 17, 2009 (the “Declaration”).  The Trust’s Declaration authorizes the Board to divide Trust shares into various series, or funds, each of which relates to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such fund. The Declaration permits the Board to issue an unlimited number of series and classes of shares.  There are currently 68 funds that comprise the Trust with various share classes.

The Investment Managers
NFA, One Nationwide Plaza, Columbus, Ohio 43215, is the investment adviser to the Fund.  NFA was organized in 1999 as an investment adviser for mutual funds.  Pursuant to an investment management agreement, NFA manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to oversight by the Board, NFA also selects the subadvisers for the Fund, determines the allocation of Fund assets among one or more subadvisers, and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”).

J.P. Morgan Investment Management Inc. (“JPMIM”) is the subadviser to the Fund.  JPMIM is located at 383 Madison Avenue, New York, NY 10179. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly traded corporation that is listed on the New York Stock Exchange (Ticker: JPM). JPMIM offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients.

Giri Devulapally (Lead Portfolio Manager), Joseph Wilson, Larry H. Lee, Holly Morris and Robert Maloney are jointly responsible for the day-to-day management of the Fund.

Administration, Transfer Agency and Fund Accounting Services
Under the terms of a Joint Fund Administration and Transfer Agency Agreement dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of Nationwide Financial, provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.  NFM also serves as transfer agent and dividend disbursing agent for the Fund.  NFM’s address is One Nationwide Plaza, Columbus, Ohio 43215.

Distributor
Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, serves as the Trust’s principal underwriter pursuant to an underwriting agreement between NFD and the Trust dated May 1, 2007.  In its capacity as underwriter, NFD receives purchase orders and redemption requests relating to shares of the Fund.  In its capacity as distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities.  NFD’s address is One Nationwide Plaza, Columbus, Ohio 43215.

Custodian
JPMorgan Chase Bank, 383 Madison Avenue, Floor 11, New York, NY 10179, is the Custodian for the Fund and makes all receipts and disbursements under a Custody Agreement.  The Custodian performs no managerial or policy making functions for the Fund.

Appendix A
Proxy Card

NATIONWIDE
ONE NATIONWIDE PLAZA
COLUMBUS, OHIO 43215

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V60166-S03552

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following Proposal:

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the policyholder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

V60167-S03552

NVIT J.P. MORGAN LARGE CAP GROWTH FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NATIONWIDE VARIABLE INSURANCE TRUST

The undersigned shareholder of Nationwide Variable Insurance Trust (the "Trust") hereby appoints Stephen R. Rimes, Katherine D. Gibson, and Allan J. Oster, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned, to vote all shares of the Fund as indicated on the reverse side which the undersigned is entitled to vote, at the Special Meeting of Shareholders (the "Meeting") of the Trust, to be held on March 12, 2025 at 9:00 A.M. Eastern Time or any continuation following an adjournment thereof, and on any other matters that may arise in the Meeting, or any continuation following an adjournment thereof, in accordance with their best judgement.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.